EXHIBIT 99.3
                                                                    ------------

                           GATEWAY ENERGY CORPORATION
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


         The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by recording pro forma adjustments to the historical financial statements of Gateway Energy Corporation. The pro forma consolidated balance sheet as of June 30, 2007 has been prepared as if the acquisition of the assets of Gulfshore Midstream Pipelines, Ltd. ("Gulfshore") closed on June 30, 2007. The pro forma consolidated statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007 have been prepared as if the acquisition of Gulfshore closed on January 1, 2006. Gateway Energy Corporation and its subsidiaries are collectively referred to as "Gateway", the "Company", "we", "us", and "our". The notes to the unaudited pro forma condensed consolidated financial statements describe certain pro forma adjustments to give effect to the acquisition had it been consummated on the assumed dates.

         The pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been consummated on the assumed dates. Additionally, future results may vary significantly from the results reflected in the pro forma consolidated statements of operations due to changes in future transactions and other factors. These statements have been derived from our historical consolidated financial statements and those of Gulfshore and should be read in conjunction with our audited consolidated financial statements and the related notes for the year ended December 31, 2006 included in our Annual Report on Form 10-KSB for the year ended December 31, 2006, our unaudited consolidated financial statements and related notes for the six months ended June 30, 2007 included in our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007, the audited financial statements and the related notes for the year ended December 31, 2006 and 2005 of Gulfshore, included as Exhibit 99.1 to this Form 8-K/A, and the unaudited financial statements and related notes for the six months ended June 30, 2007 and 2006 of Gulfshore, included as Exhibit
99.2 to this Form 8-K/A.

         The pro forma information reflects estimates of the allocation of the amounts paid at closing to the assets acquired, which may be adjusted.



GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2007
(unaudited)


                                                                                        Pro forma
                                                   Gateway           Gulfshore          Adjustments            Pro forma
                                                   -------           ---------          -----------            ---------
ASSETS
Current assets...............................
    Cash and cash equivalents................   $   4,141,271      $     207,766      $  (2,187,766) (a)     $   2,161,271
    Restricted cash..........................          19,681               --                 --                   19,681
    Accounts receivable trade................       1,674,280            220,905           (220,905) (b)         1,674,280
    Prepaid expenses and other assets........         361,084             40,862            (40,862) (b)           361,084
                                                -------------      -------------      -------------          -------------
            Total current assets.............       6,196,316            469,533          2,449,533)             4,216,316
                                                -------------      -------------      -------------          -------------
Property and equipment, at cost
    Gas gathering, processing, and
     transportation..........................       7,159,401          2,975,968          1,832,879  (c)        11,968,248
    Office furniture and other equipment.....         219,504               --                 --                  219,504
                                                -------------      -------------      -------------          -------------
                                                    7,378,905          2,975,968          1,832,879             12,187,752
    Less accumulated depreciation and
     amortization............................      (3,120,545)        (1,137,872)         1,137,872  (d)        (3,120,545)
                                                -------------      -------------      -------------          -------------
                                                    4,258,360          1,838,096          2,970,751              9,067,207
                                                -------------      -------------      -------------          -------------
    Other assets.............................         124,967               --                 --                  124,967
                                                -------------      -------------      -------------          -------------
            Total assets.....................   $  10,579,643      $   2,307,629      $     521,218          $  13,408,490
                                                =============      =============      =============          =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities..........................
    Accounts payable.........................         985,482             33,107            (33,107) (b)           985,482
    Accrued expenses and other
      liabilities............................          72,230               --              516,347  (e)           588,577
    Note payable.............................            --                 --            1,150,000  (f)         1,150,000

    Current maturities of long-term debt.....         223,794               --                 --                  223,794
    Current maturities of capital lease......          16,094               --                 --                   16,094
                                                -------------      -------------      -------------          -------------
            Total current liabilities........       1,297,600             33,107          1,633,240              2,963,947
                                                -------------      -------------      -------------          -------------
Future retirement obligations................         381,448               --                 --                  381,448
Long-term capital lease, less current
  maturities.................................          38,746               --                 --                   38,746
Minority interest............................         827,587               --                 --                  827,587
Commitments and contingencies................            --                 --                 --                     --

Stockholders' Equity
    Preferred stock - $1.00 par value;
     10,000 shares authorized; no shares
     issued and outstanding..................           --                  --                 --                     --
    Common stock - $0.25 par value;
     35,000,000 shares authorized;
     17,140,937 shares issued and
     outstanding.............................       4,334,170               --              387,500  (g)         4,721,670
    Partners' capital........................            --            2,274,522         (2,274,522) (h)              --
    Additional paid-in capital...............      16,205,932               --              775,000  (g)        16,980,932
    Accumulated deficit......................     (12,505,840)              --                 --              (12,505,840)
                                                -------------      -------------      -------------          -------------
            Total stockholders' equity.......       8,034,262          2,274,522         (1,112,022)             9,196,762
                                                -------------      -------------      -------------          -------------
            Total liabilities and
            stockholders' equity.............   $  10,579,643      $   2,307,629      $     521,218          $  13,408,490
                                                =============      =============      =============          =============






(a)      Reflects the pro forma adjustment to cash, which consists of the following:
                  Removal of Gulfshore cash due to asset sale                            $    (207,766)
                  Drawdown on line of credit for acquisition                                 1,150,000
                  Cash paid for acquisition                                                 (3,130,000)
                                                                                         -------------
                                                                                         $  (2,187,766)
                                                                                         =============

(b) Reflects the removal of accounts receivable trade, prepaid expenses, and accounts payable due to asset purchase.

(c)               Reflects the pro forma adjustment to property, which consists of the following:
                   Removal of the historical cost of Gulfshore                           $  (2,975,968)
                   Allocation of purchase price to pipeline assets acquired                  4,808,847
                                                                                         -------------
                                                                                         $   1,832,879

(d)      Reflects the removal of Gulfshore's accumulated depreciation.

(e) Reflects the assumed liabilities and direct transaction costs of the acquisition.

(f)      Reflects the drawdown on the line of credit for the acquisition.

(g) Reflects the issuance of 1,550,000 shares of common stock as part of the consideration paid for Gulfshore representing total consideration of $1,162,500.

(h)      Reflects the removal of the Partners' capital of Gulfshore.




GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
(unaudited)


                                                                                        Pro forma
                                                   Gateway          Gulfshore          Adjustments             Pro forma
                                                   -------          ---------          -----------             ---------
Operating revenues
    Sales of natural gas.....................   $   4,139,399      $        --         $       --            $   4,139,399
    Transportation of natural gas and
       liquids...............................         914,432            932,766               --                1,847,198
    Treating and other.......................          84,981               --                 --                   84,981
                                                -------------      -------------      -------------          -------------
                                                    5,138,812            932,766               --                6,071,578
                                                -------------      -------------      -------------          -------------
Operating costs and expenses
    Cost of natural gas purchased............       3,747,039               --                 --                3,747,039
    Operation and maintenance................         235,096            347,280               --                  582,376
    Depreciation and amortization............         188,224             99,198             61,097  (a)           348,519
    Accretion expense........................          13,193               --                 --                   13,193
    General and administrative...............         773,788            489,880           (459,880) (b)           803,788
                                                -------------      -------------      -------------          -------------
                                                    4,957,340            936,358           (398,783)             5,494,915
                                                -------------      -------------      -------------          -------------
Operating income.............................         181,472             (3,592)           398,783                576,663

Other income (expense)
    Interest income..........................          40,390              2,660               --                   43,050
    Interest expense.........................         (11,746)              --              (50,313) (c)           (62,059)
    Gain on sale of intangible asset.........         286,579               --                 --                  286,579
    Other income (expense), net..............          25,125               --                 --                   25,125
    Minority interest........................         (47,307)              --                 --                  (47,307)
                                                -------------      -------------      -------------          -------------
                                                      293,041              2,660            (50,313)               245,388
                                                -------------      -------------      -------------          -------------
Income from continuing operations before
    income taxes and discontinued
    operations...............................         474,513               (932)           348,470                822,051
Income tax expense...........................            --                 --                 --                     --
                                                -------------      -------------      -------------          -------------
Income from continuing operations............         474,513               (932)           348,470                822,051

Discontinued operations......................
    Income from discontinued operations,
       net of taxes..........................         102,080               --                 --                  102,080

    Gain on disposal of discontinued
       operations, net of taxes..............       1,256,934               --                 --                1,256,934
                                                -------------      -------------      -------------          -------------
Net income...................................   $   1,833,527      $        (932)     $     348,470          $   2,181,065
                                                -------------      -------------      -------------          -------------

Basic and diluted income per common share
    Continuing operations....................   $        0.03                                                $        0.04
    Discontinued operations..................            0.08                                                         0.08
                                                -------------                                                -------------
    Net income...............................   $        0.11                                                $        0.12
                                                =============                                                =============


Weighted average number of common shares
    outstanding
    Basic....................................      17,151,869                             1,550,000  (d)        18,701,869
    Diluted..................................      17,616,297                             1,550,000  (d)        19,166,297


(a) Reflects the elimination of the depreciation recorded by Gulfshore ($99,198) and adds the depreciation recorded by Gateway of $160,295 for the six months ended June 30, 2007.

(b) Reflects the removal of general and administrative expenses of Gulfshore ($489,880), and adds Gateway's additional insurance of approximately $30,000. This is the only item of general and administrative that will continue.

(c) Reflects interest expense on the drawdown of the Gateway line of credit for the acquisition for the six months ended June 30, 2007.

(d) Reflects the issuance of 1,550,000 shares of common stock as part of the consideration for the Gulfshore assets.



GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
PRO FORM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(unaudited)


                                                                                        Pro forma
                                                   Gateway          Gulfshore          Adjustments             Pro forma
                                                   -------          ---------          -----------             ---------
Operating revenues
    Sales of natural gas.....................   $   8,301,534      $        --        $        --            $   8,301,534
    Transportation of natural gas and
       liquids...............................       1,697,798          1,764,937               --                3,462,726
    Treating and other.......................         174,913               --                 --                 1 74,913
                                                -------------      -------------      -------------          -------------
                                                   10,174,236        1,764,937                 --               11,939,173
                                                -------------      -------------      -------------          -------------
Operating costs and expenses
    Cost of natural gas purchased............       6,598,197               --                 --                6,598,197
    Operation and maintenance................       1,061,440            483,081               --                1,544,521
    Depreciation and amortization............         526,358            198,400            122,189  (a)           846,947
    Accretion expense........................          24,623               --                 --                   24,623
    General and administrative...............       1,657,997            770,695           (710,697) (b)         1,717,995
                                                -------------      -------------      -------------          -------------
                                                    9,868,615          1,452,176           (588,508)            10,732,283
Operating income.............................         305,621            312,761            588,508              1,206,890

Other income (expense)
    Interest income..........................          32,819              3,105               --                   35,924
    Interest expense.........................         (52,883)              --             (100,625) (c)          (153,508)
    Other income (expense), net..............         108,585               --                 --                  108,585
    Minority interest........................         (88,951)              --                 --                  (88,951)
                                                -------------      -------------      -------------          -------------
                                                         (430)             3,105           (100,625)               (97,950)
                                                -------------      -------------      -------------          -------------
Income from operations before income
    taxes....................................         305,191            315,866            487,883              1,108,940
Income tax expense...........................            --                 --                 --                     --
                                                -------------      -------------      -------------          -------------
Income from operations.......................         305,191            315,866            487,883              1,108,940

Net income ..................................   $     305,191      $     315,866      $     487,883          $   1,108,940
                                                =============      =============      =============          =============

Basic and diluted earnings per share.........   $        0.02                                                $        0.06
                                                =============                                                =============

Weighted average number of common shares
    outstanding
    Basic....................................      17,131,485                             1,550,000  (d)        18,681,485
    Diluted..................................      17,170,343                             1,550,000  (d)        18,720,343


(a)  Reflects the elimination of the depreciation recorded by Gulfshore
     ($198,400) and adds the depreciation recorded by Gateway ($320,589) for the year ended December 31, 2006.

(b)  Reflects the removal of general and administrative expenses of Gulfshore
     ($770,697), and adds Gateway's additional insurance of approximately
     $60,000.

(c) Reflects interest expense on the drawdown of the Gateway line of credit for the acquisition for the year ended December 31, 2006.

(d) Reflects the issuance of 1,550,000 shares of common stock as part of the consideration for the Gulfshore assets.
